EXHIBIT 32.2

FIRST HARTFORD CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Hartford Corporation (the “Company”) on Form 10-Q for the quarter ended January 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Stuart I. Greenwald, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stuart I. Greenwald
    Stuart I. Greenwald
    Treasurer and Chief Financial Officer

Date:  March 29, 2013